DISAGGREGATION OF REVENUE (Tables)	12 Months Ended
Dec. 31, 2025
Revenue from Contract with Customer [Abstract]
Schedule of Disaggregation of Revenue
The following table represents the Company’s disaggregated revenue by source, due to the Company’s contracts with its customers, for the years ended December 31, 2025 and 2024:

	Year Ended December 31,
($ in thousands)	2025	2024
Wholesale	$222,769	$252,590
Retail	433,078	471,753
Revenues, net	$655,847	$724,343